------------------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  FORM 8-K/A

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                    the Securities and Exchange Act of 1934


               Date of Report (Date of Earliest Event Reported):
                               December 30, 1996



                           FAMILY GOLF CENTERS, INC.
------------------------------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)


    Delaware                  0-25098                      11-3223246
 ----------------         ------------------            ----------------
(State or other           (Commission File                (IRS Employer
jurisdiction of                Number)                    Identification
 incorporation)                                                 No.)

                             225 Broadhollow Road
                           Melville, New York 11747
                  ------------------------------------------
                   (Address of principal executive offices)

                   Registrant's Telephone Number, including
                           area code: (516) 694-1666




           ---------------------------------------------------------
                (Former Address, if changed since last report)



------------------------------------------------------------------------------

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.


        Item 7 is supplemented by the addition of the following:

        (b) Pro Forma Financial Information

            In accordance with Item 7(b)(2) of Form 8-K, attached hereto as
Exhibit 1 are the pro forma financial statements required by Article 11 of Regulation S-X.

        (c) Exhibits

            1. Unaudited pro forma condensed balance sheet of the Company and its subsidiaries for the year ended December 31, 1995 and for the nine months ended September 30, 1996.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


February   , 1997.


          				FAMILY GOLF CENTERS, INC.


					By: /s/ Dominic Chang
                                            -----------------------------
                                            Dominic Chang,
                                            President and
                                            Chief Executive Officer

                  FAMILY GOLF CENTERS, INC. AND SUBSIDIARIES
                        PRO FORMA UNAUDITED CONDENSED
                           STATEMENTS OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1995
              AND FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996

   The following pro forma condensed statements of operations reflect the acquisitions of the Pelham Enterprises, Inc., Hiland Park Golf Course, RFC Enterprises, Inc., Upper Hembree Partners, L.P., The Practice Tee, Inc ("TPT"), Golf Masters Limited Partnership and Air Dome Limited Partnership (collectively, "Valley View"), Owls' Creek Golf Center, Inc., ("Virginia Beach"), Flemington Golf and Sports Center, LLC ("Flemington") and associated land, 202 Golf Associates Inc., ("Yorktown") Indian River Golf-O-Rama, Inc. ("Indian River"), K.G. Golf, Inc. ("Fairfield"), Catalina Golf Center ("Tucson"), Tree Court
Golf & Recreational Facility, Inc. ("St. Louis"), Golf and Sports Center of the Palm Beaches, Inc. ("West Palm Beach"), Pin High Golf Center ("San Jose"), Privatization Plus, Inc. ("Glen Burnie"), Tri-Town Sports, Inc. ("Easton"), KKL Golf Partnership ("Carolina Springs"), Swingmaster Golf at Centennial, Ltd. ("Denver"), and USA Golf Centers, Ltd. 2 ("Westminster") The Seven Iron, Inc. ("Seven Iron") Margate Partners, Limited Partnership ("Margate"), Cincinnati Golf Academy, Limited ("Maineville") and Fore Seasons Golf, Inc. ("Milwaukee") (collectively, the "Acquired Companies") acquired during 1995 and 1996 as if the Acquired Companies had been acquired on January 1, 1995. The acquisitions of the Acquired Companies except TPT have been accounted for as purchases in accordance with Accounting Principles Board Opinion No. 16. Since TPT has been acquired from related parties, the acquisition has been recorded using historical basis. In the opinion of management of the Company, all adjustments necessary to present fairly such pro forma statements of operations have been made.

   These pro forma condensed statements of operations should be read in conjunction with the notes thereto, the financial statements of the Company and the Acquired Companies and the related notes thereto, each included elsewhere in this filing. The pro forma condensed statements of operations are not necessarily indicative of what the actual results of operations would have been had the transactions occurred at January 1, 1995, or January 1, 1996 nor do they purport to indicate the results of future operations.

                  FAMILY GOLF CENTERS, INC. AND SUBSIDIARIES
            PRO FORMA UNAUDITED CONDENSED STATEMENT OF OPERATIONS
                         YEAR ENDED DECEMBER 31, 1995
               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                                              ACQUIRED COMPANIES
                                                ---------------------------------------------
                                                               HOLLAND                 UPPER
                                                    PELHAM      PARK        RFC       HEMBREE
                                          THE    ENTERPRISES,   GOLF    ENTERPRISES  PARTNERS,
                                        COMPANY    INC.(A)   COURSE(A)    INC.(A)     L.P.(A)
                                        -------  ------------  -------  -----------  ---------
Operating revenues                      $ 9,795      $117       $ 100      $363        $386
Merchandise sales                         2,637       150          17
                                        -------  ------------  -------  -----------  ---------
 Total revenue                           12,432       267         117       363         386
                                        -------  ------------  -------  -----------  ---------
Operating expenses                        6,614        87         297       234         317
Cost of merchandise sold                  1,779       111         152
Selling, general and administrative
 expenses                                 1,242        39          44       110          46
                                        -------  ------------  -------  -----------  ---------
Operating income (loss)                   2,797        30        (376)       19          23
Interest expense                            939        16                    61         112
Other income (expense)                       66                                           6
                                        -------  ------------  -------  -----------  ---------
Income (loss) before income taxes and
 extraordinary item                       1,924        14        (376)      (42)        (83)
Income tax expense (benefit)                669
                                        -------  ------------  -------  -----------  ---------
INCOME (LOSS) before extraordinary
 item                                   $ 1,255      $ 14       $(376)     $(42)       $(83)
                                        =======  ============  =======  ===========  =========
Income (loss) per share before
 extraordinary item                     $  0.24
                                        =======
Weighted average shares outstanding       5,271        90                     8          85
                                        =======

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                                VALLEY  VIRGINIA               YORKTOWN
                                        TPT(A)   VIEW   BEACH(B) FLEMINGTON(B) HEIGHTS(B)
                                        ------  ------  --------  -----------  --------
Operating revenues                      $ 244   $ 668     $616      $   501     $ 388
Merchandise sales                                  44       92
                                        ------  ------  --------  -----------  --------
 Total revenue                            244     712      708          501       388
                                        ------  ------  --------  -----------  --------
Operating expenses                         86     395      404          900       393
Cost of merchandise sold                           36       72
Selling, general and administrative
 expenses                                 264     404      119                    101
                                        ------  ------  --------  -----------  --------
Operating income (loss)                  (106)   (123)     113         (399)     (106)
Interest expense                            3      34      192          128       164
Other income (expense)                      1       2       (2)      (2,448)
                                        ------  ------  --------  -----------  --------
Income (loss) before income taxes and
 extraordinary item                      (108)   (155)     (81)      (2,975)     (270)
Income tax expense (benefit)                1
                                        ------  ------  --------  -----------  --------
INCOME (LOSS) before extraordinary
 item                                   $(109)  $(155)    $(81)     $(2,975)    $(270)
                                        ======  ======  ========  ===========  ========
Income (loss) per share before
 extraordinary item
Weighted average shares outstanding                         50          100

------------

(a) Represents operations from January 1, 1995 through date of acquisition.

(b) Represents operations for the year ended December 31, 1995.

                                                                         ACQUIRED COMPANIES
                                        -----------------------------------------------------------------------------------
                                         INDIAN                                               WEST       SAN JOSE     GLEN
                                        RIVER(B)   FAIRFIELD(B)  TUCSON(B)  ST. LOUIS(B)   PALM BEACH    PIN HIGH    BURNIE
                                        --------  ------------  ---------  ------------  ------------  ----------  --------
Operating revenues                        $510       $ 791        $ 156       $ 443         $  863       $ 533      $ 310
Merchandise sales                           98                                                             195         39
                                       --------  ------------  ---------  ------------  ------------  ----------  --------
 Total revenue                             608         791          156         443            863         728        349
                                       --------  ------------  ---------  ------------  ------------  ----------  --------
Operating expenses                         607         800          214         544          1,029          53        309
Cost of merchandise sold                    72                                                             130         29
Selling, general and administrative
 expenses                                  161                       33                                    589         56
                                       --------  ------------  ---------  ------------  ------------  ----------  --------
Operating income (loss)                   (232)         (9)         (91)       (101)          (166)        (44)       (45)
Interest expense                                       104          132          77            182         172         71
Other income (expense)                                                5          (2)                                    1
                                       --------  ------------  ---------  ------------  ------------  ----------  --------
Income (loss) before income taxes and
 extraordinary item                       (232)       (113)        (218)       (180)          (348)       (216)      (115)
Income tax expense (benefit)                                                                                 1
                                       --------  ------------  ---------  ------------  ------------  ----------  --------
INCOME (LOSS) before extraordinary
 item                                    $(232)      $(113)       $(218)      $(180)        $ (348)      $(217)     $(115)
                                       ========  ============  =========  ============  ============  ==========  ========
Income (loss) per share before
 extraordinary item

Weighted average shares outstanding                    102

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                                                      ACQUIRED COMPANIES
                                        --------------------------------------------------------------------------------------
                                                     CAROLINA
                                           EASTON    SPRINGS     DENVER    FLANDERS    WESTMINSTER   SEVEN IRON      MARGATE
                                         --------  ----------  --------  ----------  -------------  -------------  -----------
Operating revenues                        $526      $  991    $    73      $461         $600            1,344     $     349
Merchandise sales                                      205                  386                            87
                                       --------  ----------  --------  ----------  -------------  -------------  -----------
 Total revenue                             526       1,196         73       847          600            1,431           349
                                       --------  ----------  --------  ----------  -------------  -------------  -----------
Operating expenses                         302       1,021        179       289          511            1,098           540
Cost of merchandise sold                               154                  277                            69
Selling, general and administrative
 expenses                                  154                     84        94           70              117
                                       --------  ----------  --------  ----------  -------------  -------------  -----------
Operating income (loss)                     70          21       (190)      187           19              147          (191)
Interest expense                           145         196         22         4            4                            232
Other income (expense)                                                                                     97          (363)
                                       --------  ----------  --------  ----------  -------------  -------------  -----------
Income (loss) before income taxes and
 extraordinary item                        (75)       (175)      (212)      183           15              244          (786)
Income tax expense (benefit)                                                                               68
                                       --------  ----------  --------  ----------  -------------  -------------  -----------
INCOME (LOSS) before extraordinary
 item                                     $(75)     $ (175)   $  (212)     $183         $ 15            $ 176     $    (786)
                                       ========  ==========  ========  ==========  =============  =============  ===========
Income (loss) per share before
 extraordinary item

Weighted average shares outstanding                                40                                      75

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                                      ACQUIRED COMPANIES
                                       ------------------------------------------------
                                                                  PRO FORMA
                                       MAINEVILLE   MILWAUKEE    ADJUSTMENTS  PRO FORMA
                                       ----------   ---------    -----------  ----------
Operating revenues                       $  225       $  482                      $21,835
Merchandise sales                                   				    3,950
                                        -------      -------        -------       -------
 Total revenue                              225          482        $     0        25,785
                                        -------      -------        -------       -------
Operating expenses                          500          669           (184)(A)    18,208
Cost of merchandise sold                                                            2,881
Selling, general and administrative
 expenses                                                                13 (A)     3,740
                                        -------      -------        -------       -------
Operating income (loss)                    (275)        (187)           171           956
Interest expense                                         129            364 (A)     3,483
Other income (expense)                       25                       2,811 (A)       199
                                        -------      -------        -------       -------
Income (loss) before income taxes and
 extraordinary item                        (250)        (316)         2,618        (2,328)
Income tax expense (benefit)                                         (1,987)(B)    (1,248)
                                        -------      -------        -------       -------
INCOME (LOSS) before extraordinary
 item                                    $ (250)      $ (316)       $ 4,605       $(1,080)
                                        =======      =======        =======       =======
Income (loss) per share before
 extraordinary item                                                                 (0.18)

Weighted average shares outstanding          40                                     5,861



                  FAMILY GOLF CENTERS, INC. AND SUBSIDIARIES
        NOTES TO PRO FORMA UNAUDITED CONDENSED STATEMENT OF OPERATIONS

                         YEAR ENDED DECEMBER 31, 1995
                    (IN THOUSANDS, EXCEPT PER SHARE DATA)

(A) Expense adjustments for the period ended December 31, 1995 to reflect the acquisition of the Acquired Companies as if the acquisitions had taken place at January 1, 1995:

                                                                                              IMPAIRMENT
                                   DATE          INTEREST     DEPRECIATION    AMORTIZATION   IN VALUE OF
           COMPANY               ACQUIRED     ADJUSTMENT(1)    ADJUSTMENT     OF GOODWILL       ASSETS         OTHER
----------------------------  --------------  -------------  --------------  --------------  ------------  ------------
Pelham Enterprises, Inc.      April 1995           $ (30)         $  12
Hiland Park Golf Course       May 1995              (212)            14
RFC Enterprises, Inc.         August 1995              9            (33)           $ 8
Upper Hembree Partners, L.P.  August 1995             (4)          (108)
TPT                           November 1995           26
Valley View                   November 1995                         (56)
Virginia Beach                March 1996              12             22
Flemington                    March 1996              39                                        $2,448
Yorktown Heights              April 1996               4                             5
Indian River                  MAY 1996               140             (4)
Fairfield                     June 1996               36             25
Tucson                        June 1996              (22)
St. Louis                     June 1996               53             34
West Palm Beach               June 1996               (7)           (77)
San Jose                      July 1996             (172)            78
Glen Burnie                   August 1996                            38
Easton                        July 1996                7            (21)
Carolina Springs              August 1996                          (127)
Denver                        August 1996                            86
Flanders                      August 1996                            54
Westminster                   September 1996                        (18)
Seven Iron                    November 1996          433
Margate                       November 1996          (71)                                                      $  363
Maineville                    December 1996           45            (75)
Milwaukee                     December 1996           78            (28)
                                              -------------  --------------  --------------  ------------  ------------
                                                     364           (184)            13          (2,448)          (363)
                                              =============  ==============  ==============  ============  ============

------------

    (1) Assumes average borrowing at 8%

(B) To reflect the income tax effect arising from the losses of the Acquired Companies.

(C) To reflect the issuance of Common Stock for the Acquired Companies.

                  FAMILY GOLF CENTERS, INC. AND SUBSIDIARIES
            PRO FORMA UNAUDITED CONDENSED STATEMENT OF OPERATIONS
                     NINE MONTHS ENDED SEPTEMBER 30, 1996
              (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)


                                                             ACQUIRED COMPANIES
                                  -----------------------------------------------------------------------
                         THE      VIRGINIA              YORKTOWN  INDIAN
                       COMPANY     BEACH    FLEMINGTON  HEIGHTS   RIVER    TUCSON   ST. LOUIS  CINCINNATI
                      ----------  --------  ----------  --------  ------  --------  ---------  ----------
Operating Revenues      16,234       35                    74       54       39        164         83
Merchandise Sales        4,634        2                              3                            102
                      ----------  --------  ----------  --------  ------  --------  ---------  ----------
Total revenue           20,858       37                    74       57       39        164        185
Operating expenses       9,109       39         25         88       40       11        188        106
Cost of merchandise
 sold                    3,043        2                              3                             77
Selling, general and
 administrative
 expenses                2,149       27                    22        8       26                    19
                      ----------  --------  ----------  --------  ------  --------  ---------  ----------
Operating income         6,567      (31)       (25)       (36)       6        2        (24)       (17)
Interest expense           288       34                    26                40         42         33
Other income
 (expense)               1,155      (14)                    3
                      ----------  --------  ----------  --------  ------  --------  ---------  ----------
Income before income
 taxes                   7,434      (79)       (25)       (59)       6      (38)       (66)       (50)
Income tax expense       2,676        0
                      ----------  --------  ----------  --------  ------  --------  ---------  ----------
Net income               4,758      (79)       (25)       (59)       6      (38)       (66)       (50)
                      ==========  ========  ==========  ========  ======  ========  =========  ==========
Net income per share         0.48
Weighted average
 shares outstanding      9,830       50        100         30

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                       WEST
                       PALM                GLEN              CAROLINA
                       BEACH   PIN HIGH   BURNIE    EASTON   SPRINGS    DENVER    FLANDERS  WESTMINSTER  SEVEN IRON   MARGATE(D)
                      -------  --------  --------  --------  --------  ---------  --------  -----------  -----------  ----------
Operating Revenues      221      294       183       203       668        154       286         311          643

Merchandise Sales                114        30                  53         52       206                       48
                      -------  --------  --------  --------  --------  ---------  --------  -----------  -----------
Total revenue           221      408       213       203       721        206       492         311          691

Operating expenses      191      288       164       194       499                  141         200          631
Cost of merchandise
 sold                             71        23                  48         39       146                       38
Selling, general and
 administrative
 expenses                 7       33        22        17        87        263        53          13           73

                      -------  --------  --------  --------  --------  ---------  --------  -----------  -----------
Operating income         23       16         4        (8)       87        (96)      152          98          (51)

Interest expense                 102        36        69                   30         4           4           36

Other income
 (expense)                         1         0                                                                29

                      -------  --------  --------  --------  --------  ---------  --------  -----------  -----------
Income before income
 taxes                   23      (85)      (32)      (77)       87       (126)      148          94          (58)

Income tax expense
                      -------  --------  --------  --------  --------  ---------  --------  -----------  -----------
Net income               23      (85)      (32)      (77)       87       (126)      148          94          (58)

                      =======  ========  ========  ========  ========  =========  ========  ===========  ===========
Net income per share

Weighted average
 shares outstanding


                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                                    PRO FORMA
                         MAINEVILLE   MILWAUKEE    ADJUSTMENTS  PRO FORMA
                         ----------   ---------    -----------  ----------
Operating Revenues            420          480                     20,586

Merchandise Sales                                                   5,244
                          -------      -------        -------     -------
Total revenue                 420          480              0      25,830

Operating expenses            292          326            226 (A)  12,758
Cost of merchandise
 sold                                                               3,490
Selling, general and
 administrative
 expenses                      79           64                      2,962

                          -------      -------        -------     -------
Operating income               49           90           (226)      6,620

Interest expense              125           98            619 (A)   1,586

Other income
 (expense)                      2                          96 (A)   1,272

                          -------      -------        -------     -------
Income before income
 taxes                        (74)          (8)           297       6,306

Income tax expense                           3           (166)(B)   2,513
                          -------      -------        -------     -------
Net income                    (74)         (11)           277       3,793

                          =======      =======        =======     =======
Net income per share                                                 0.37

Weighted average
 shares outstanding            40                         261 (C)  10,352


---------------------

(A) Represents operations from January 1, 1996 through date of acquisition.

(B) Represents estimated operations from January 1, 1996 through date of acquisition.

(C) Represents operations for the three month ended March 31, 1996.

                  FAMILY GOLF CENTERS, INC. AND SUBSIDIARIES
        NOTES TO PRO FORMA UNAUDITED CONDENSED STATEMENT OF OPERATIONS
                    NINE MONTHS ENDED SEPTEMBER 30, 1996
                    (IN THOUSANDS, EXCEPT PER SHARE DATA)

(A) Expense adjustments for the period ended September 30, 1996 to reflect the acquisition of the Acquired Companies as if the acquisitions had taken place at January 1, 1996:

                                                                    OTHER
                                      INTERST      DEPRECIATION   (INCOME)
     COMPANY       DATE ACQUIRED   ADJUSTMENT(1)    ADJUSTMENT     EXPENSE    OTHER
----------------  --------------  -------------  --------------  ---------  -------
Virginia Beach    March 1996           $ 34            $ (9)         $15        $14
Flemington        March 1996
Yorktown Heights  April 1996             26                           20
Indian River      May 1996                               (1)          17
Fairfield         June 1996             (11)              6
Tucson            June 1996              12
St. Louis         June 1996              14               4
West Palm Beach   June 1996              20             (19)                      9
San Jose          July 1996              30              25
Glen Burnie       August 1996                            17           10
Easton            July 1996              12             (46)
Carolina Springs  August 1996                           (50)          14
Denver            August 1996                            60            7
Flanders          August 1996                            32           13
Westminster       September 1996         11              67
Seven Iron        November 1996         348             220
Maineville        December 1996          45             (75)
Milwaukee         December 1996          78             (28)
                                  -------------  --------------  ---------  --------    --------
                                       $364           $(184)         $13    $(2,448)     $(363)
                                  =============  ==============  =========  ========    ========

------------

    (1) Assumes average borrowing at 8%.

(B) To reflect the income tax effect arising from the losses of the Acquired Companies.

(C)  To reflect the issuance of Common Stock for the Acquired Companies.

(D) The operations of Margate are immaterial due to the fact that it was closed for substantially the whole period.